UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2017

TRI Pointe Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	61-1763235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 438-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Yesterday, TRI Pointe Group, Inc. (the “Company”) filed a Form 8-K announcing the resignations of two directors, Messrs. Barry S. Sternlicht and Christopher D. Graham. The Company was not made aware of any disagreement, nor was any correspondence provided by these directors to us, in connection with the resignations.

Subsequent to the filing of yesterday’s Form 8-K, Starwood Capital Group, a firm associated with the two resigning directors, released a press release providing reasons for the resignations of the directors.    A copy of this communication is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Starwood Capital Group Press Release dated March 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2017

TRI Pointe Group, Inc.

By:	/s/ Bradley W. Blank
Bradley W. Blank
Vice President, General Counsel and
Secretary

EXHIBIT INDEX
Exhibit Number	Description

99.1	Starwood Capital Group Press Release dated March 30, 2017